Employee Savings and Stock Ownership Plan	12 Months Ended
Dec. 31, 2011
Employee Savings and Stock Ownership Plan/Stock Based Compensation [Abstract]
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
16.	EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN

In connection with its initial public offering, the Company implemented an Employee Stock Ownership Plan (“ESOP”), which provides retirement benefits for substantially all full-time employees who were employed at the date of the initial public offering and are at least 21 years of age. Other salaried employees will be eligible after they have completed one year of service and have attained the age of 21. The Company makes annual contributions to the ESOP equal to the ESOP’s debt service or equal to the debt service less the dividends received by the ESOP on unallocated shares. Shares purchased by the ESOP were acquired using funds provided by a loan from the Company and accordingly the cost of those shares is shown as a reduction of stockholders’ equity. As of July 1, 2008, the ESOP was merged with the Company’s 401(k) plans to form the Employee Savings and Stock Ownership Plan (“KSOP”). The Company accounts for the KSOP based on guidance from FASB ASC Topic 718 for Compensation – Stock Compensation. Shares are released as the loan is repaid.

The balance of the loan to the KSOP as of December 31, 2011 was $23.0 million compared to $25.3 million at December 31, 2010. All full time employees and certain part time employees are eligible to participate in the KSOP if they meet prescribed service criteria. Shares will be allocated and released based on the KSOP’s plan document. While the KSOP is one plan, the two separate components of the 401(k) Plan and ESOP remain. Under the KSOP the Company makes basic contributions and matching contributions. The Company makes additional contributions for certain employees based on age and years of service. The Company may also make discretionary contributions under the KSOP. Each participant’s account is credited with shares of the Company’s stock or cash based on compensation earned during the year in which the contribution was made.

If the Company declares a dividend, the dividends on the allocated shares would be recorded as dividends and charged to retained earnings. Dividends declared on common stock held by the ESOP which has not been allocated to the account of a participant can be used to repay the loan. Allocation of shares to the participants is contingent upon the repayment of a loan to the Company. The allocated shares in the KSOP were 1,239,125 and 966,101 as of December 31, 2011 and December 31, 2010, respectively. The suspense shares available were 1,985,647 as of December 31, 2011 and 2,258,671 as of December 31, 2010. The suspense shares are the shares that are unearned and are available to be allocated. The market value of the unearned shares was $16.6 million as of December 31, 2011 and $20.0 million as of December 31, 2010. The Company recorded a related expense of approximately $2.5 million and $2.8 million, respectively, for the years ended December 31, 2011 and 2010.